UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2005

Catcher Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39526 Charlestown Pike

Hamilton, Virginia 20158

(Address of Principal Executive Offices, including zip code)

(540) 882-3087

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed to include Exhibit A and Exhibit B to the Software License Agreement, dated as of September 27, 2005 by and between Innerwall, Inc. and Catcher, Inc., filed as Exhibit 10.1 to the Form 8-K filed on October 3, 2005.

Except as set forth herein, no other changes are being made to the report on Form 8-K filed on October 3, 2005.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Software License Agreement, dated as of September 27, 2005 by and between Innerwall, Inc. and Catcher, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.
April 26, 2006	By:	/s/ Jeff Gilford
Jeff Gilford
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Software License Agreement, dated as of September 27, 2005 by and between Innerwall, Inc. and Catcher, Inc.

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